Commitments and Contingencies	6 Months Ended
Jun. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

9. Commitments and Contingencies

a) Vessels Under Construction

As at June 30, 2013, the Company was committed to the construction of two shuttle tankers, two LNG carriers, two floating, storage and offloading (or FSO) conversions and one FPSO unit for a total cost of approximately $1.8 billion, excluding capitalized interest and other miscellaneous construction costs. The two shuttle tankers are scheduled for delivery in mid-to-late 2013, the two LNG carriers are scheduled for delivery in 2016, the two FSO conversions are scheduled for completion in the third quarter of 2014 and 2017, respectively, and the FPSO unit is scheduled to be delivered in mid-2014. As at June 30, 2013, payments made towards these commitments totaled $678.4 million (excluding $38.8 million of capitalized interest and other miscellaneous construction costs). As at June 30, 2013, the estimated remaining payments required to be made under these newbuilding and conversion contracts were $213.3 million (remainder of 2013), $431.9 million (2014), $150.0 million (2015), and $343.1 million (2016).

In addition, on April 8, 2013, Teekay Tankers entered into an agreement with STX Offshore & Shipbuilding Co., Ltd (or STX) of South Korea to construct four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (or LR2) product tanker newbuildings plus options to order up to an additional 12 vessels. The payment of Teekay Tankers’ first shipyard installment was contingent on Teekay Tankers receiving acceptable refund guarantees for the shipyard installment payments. In late-May 2013, STX commenced a voluntary financial restructuring with its lenders and as a result, STX’s refund guarantee applications were temporarily suspended. Teekay Tankers has not yet received any refund guarantees as at June 30, 2013. The first installment payment required under the newbuilding agreement is equal to 10% of the contract price in respect of the initial four vessels and is due and payable within five business days after refund guarantees are received. Teekay Tankers intends to finance the installment payments for the four newbuilding vessels with its existing liquidity and expects to secure long-term debt financing for the vessels prior to their scheduled deliveries in late-2015 and early-2016. According to the existing newbuilding agreement, payments required as at June 30, 2013 were $17.0 million (remainder of 2013), $8.5 million (2014), $89.0 million (2015) and $63.5 million (2016). As at June 30, 2013, Teekay Tankers has not made any installment payments to STX for the four newbuilding LR2 vessels and, prior to receiving the refund guarantees, Teekay Tankers has the ability to cancel the newbuilding orders at its discretion.

b) Joint Ventures

As at June 30, 2013, Exmar LPG BVBA was committed to the construction of eight mid-sized gas carriers for a total cost of $364.5 million, excluding capitalized interest and other miscellaneous construction costs. The eight newbuildings are scheduled for delivery between 2014 and 2016. As at June 30, 2013, payments made by Exmar LPG BVBA towards these commitments totaled $28.8 million. As at June 30, 2013, the remaining payments required to be made by Exmar LPG BVBA under these newbuilding contracts was $23.7 million in 2013, $172.8 million in 2014, $69.6 million in 2015, and $69.6 million in 2016. Teekay LNG owns a 50% interest in Exmar LPG BVBA.

c) Purchase Obligation

In November 2012, Teekay Offshore agreed to acquire a 2010-built HiLoad Dynamic Positioning (or DP) unit from Remora AS (or Remora), a Norway-based offshore marine technology company, for a total purchase price of approximately $55 million including modification costs. The acquisition of the HiLoad DP unit, which will operate under a ten-year time-charter contract with Petroleo Brasileiro SA in Brazil, is expected to be completed in September 2013 and the unit is expected to commence operating at its full time-charter rate in early 2014 once modifications, delivery of the DP unit to Brazil, and operational testing have been completed. Under the terms of an agreement between Remora and Teekay Offshore, Teekay Offshore has the right of first refusal to acquire any future HiLoad projects developed by Remora.

d) Legal Proceedings and Claims

The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.

On November 13, 2006, Teekay Offshore’s shuttle tanker the Navion Hispania collided with the Njord Bravo, an FSO unit, while preparing to load an oil cargo from the Njord Bravo. The Njord Bravo services the Njord field, which is operated by Statoil Petroleum AS (or Statoil) and is located off the Norwegian coast. At the time of the incident, Statoil was chartering the Navion Hispania from Teekay Offshore. The Navion Hispania and the Njord Bravo both incurred damage as a result of the collision. In November 2007, Navion Offshore Loading AS (or NOL) and Teekay Navion Offshore Loading Pte Ltd. (or TNOL), subsidiaries of Teekay Offshore, and Teekay Shipping Norway AS (or TSN), a subsidiary of Teekay, were named as co-defendants in a legal action filed by Norwegian Hull Club (the hull and machinery insurers of the Njord Bravo), several other insurance underwriters and various licensees in the Njord field. The plaintiffs sought damages for vessel repairs, expenses for a replacement vessel and other amounts related to production stoppage on the field, totaling NOK 213,000,000 (approximately $35.1 million).

In December 2011, the Stavanger District Court ruling in the first instance found that NOL was liable for damages except for damages related to certain indirect or consequential losses. The court also found that Statoil ASA was liable to NOL for the same amount of damages to NOL. As a result of this ruling, as at December 31, 2012, Teekay Offshore reported a liability in the total amount of NOK 76,000,000 (approximately $12.5 million) to the plaintiffs recorded in other long-term liabilities and a corresponding receivable from Statoil ASA recorded in other assets.

The plaintiffs appealed the decision and in June 2013, the appellate court held that NOL, TNOL and TSN are jointly and severally responsible towards the plaintiffs for all the losses as a result of the collision, plus interest accrued on the amount of damages. In addition, Statoil ASA was held not to be under an obligation to indemnify NOL, TNOL and TSN for the losses. NOL, TNOL and TSN were also held liable for legal costs associated with court proceedings. As a result of this recent judgment, as at June 30, 2013, Teekay Offshore has recognized a liability in the amount of NOK 213,000,000 in respect of damages, NOK 66,000,000 in respect of interest and NOK 11,000,000 in respect of legal costs, totaling NOK 290,000,000 (approximately $47.8 million), to the plaintiffs recorded in accrued liabilities. The receivable from Statoil ASA previously recorded in other assets has been reversed in the second quarter of 2013. The judgment rendered deals with liability only and the ultimate amount of damages may be reduced compared to the NOK 213,000,000 claimed by the plaintiffs.

Teekay Offshore and Teekay maintain protection and indemnity insurance for damages to the Navion Hispania and insurance for collision-related costs and claims. These insurance policies are expected to cover the costs related to this incident, including any costs not indemnified by Statoil, and thus a receivable of NOK 290,000,000 (approximately $47.8 million) has been recorded as of June 30, 2013 in accounts receivable, which equals the total cost of the claim. In addition, Teekay has agreed to indemnify Teekay Offshore for any losses it may incur in connection with this incident.

Teekay Nakilat Corporation (or Teekay Nakilat), a subsidiary of Teekay LNG, is the lessee under 30-year capital lease arrangements with a third party for three LNG Carriers (or the RasGas II Leases). The UK taxing authority (or HMRC) has been urging the lessor as well as other lessors under capital lease arrangements that have tax benefits similar to the ones provided by the RasGas II Leases, to terminate such finance lease arrangements, and has in other circumstances challenged the use of similar structures. As a result, the lessor has requested that the Teekay Nakilat enter into negotiations to terminate the RasGas II Leases. The Teekay Nakilat has declined this request as it does not believe that HMRC would be able to successfully challenge the availability of the tax benefits of these leases to the lessor. This assessment is partially based on a January 2012 court decision, regarding a similar financial lease of an LNG carrier, that ruled in favor of the taxpayer as well as a 2013 decision from the Upper Tribunal which upheld the First-tier Tribunal (or FTT) verdict of 2012. We do not know if the HMRC will try to appeal the Upper Tribunal decision to the Court of Appeal which would require permission from the court and if permission is granted it would be limited to points of law. If the HMRC were able to successfully challenge the RasGas II Leases, the Teekay Nakilat could be subject to significant costs associated with the termination of the lease or increased lease payments to compensate the lessor for the lost tax benefits. Teekay LNG estimates its 70% share of the potential exposure to be approximately $29 million, exclusive of potential financing and interest rate swap termination costs. In addition, the lessor for the three vessels chartered out by Teekay Nakilat has communicated to Teekay Nakilat that the credit rating of the bank (or LC Bank) that is providing the letter of credit to Teekay Nakilat’s lease has been downgraded. As a result, the lessor has indicated a potential increase in the lease rentals over the remaining term of the RasGas II Leases and that an estimated $12 million additional amount of cash may need to be placed on deposit by the Teekay Nakilat. The Teekay Nakilat has engaged external legal counsel to assess these claims. Teekay LNG’s 70% share of the present value of the potential lease rental increase claim is approximately $10 million. The Teekay Nakilat is looking at alternatives to mitigate the impact of the downgrade to the LC Bank’s credit rating in the event the lessor increases the rental payments.

On December 7, 2011, the Petrojarl Banff FPSO unit (or Banff), which operates on the Banff field in the U.K. sector of the North Sea, suffered a severe storm event and sustained damage to its moorings, turret and subsea equipment, which necessitated the shutdown of production on the unit. Due to the damage, the Company declared force majeure under the customer contract on December 8, 2011 and the Banff FPSO unit commenced a period of off-hire which is currently expected to continue until the first quarter or early in the second quarter of 2014 while the necessary repairs and upgrades are completed and the weather permits re-installation of the unit on the Banff field. The Company does not have off-hire insurance covering the Banff FPSO. After the repairs and upgrades are completed, the Banff FPSO unit is expected to resume production on the Banff field, where it is expected to remain under contract until the end of 2018.

The Company expects that repair costs to the Banff FPSO unit and equipment and costs associated with the emergency response to prevent loss or further damage during the December 7, 2011 storm event will be primarily reimbursed through its insurance coverage, subject to a $0.8 million deductible and the other terms and conditions of the applicable policies. In addition, the Company will also incur certain capital upgrade costs for the Banff FPSO unit and the Apollo Spirit related to upgrades to the mooring system required by the relevant regulatory authorities due to the extreme weather and sea states experienced during the December 7, 2011 storm. The Apollo Spirit was operating on the Banff field as a storage tanker and is expected to return to the Banff field at the same time as the Banff FPSO unit. The total of these capital upgrade costs is expected to be approximately $120 million. The recovery of the capital upgrade costs from the charterer is subject to commercial negotiations or, failing agreement, the responsibility for these costs will be determined by an expedited arbitration procedure already agreed to by the parties. Any capital upgrade costs not recovered from the charterer will be capitalized to the vessel cost and any increases in future periods to the current estimates of such costs may result in the recognition of an impairment charge in that future period.

e) Redeemable Non-Controlling Interest

During 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of Teekay Offshore for a 33% equity interest in the subsidiary. The owner of the 33% interest holds a put option which, if exercised, would obligate Teekay Offshore to purchase the non-controlling interest owner’s interest in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at June 30, 2013.

f) Other

The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.